                                                                    EXHIBIT 99.2

      Carlisle Construction Co., Inc. and Carlisle Investments, Inc.

                            Combined Balance Sheets

                           As of June 30, 1999,

                                                              June 30,
                                                                1999
                                                           -------------
                                                             (Unaudited)
ASSETS
------
CURRENT ASSETS:
     Cash                                                  $       230,425
     Marketable securities                                       3,653,792
     Receivables
         Trade, net of allowance for doubtful accounts of
            $468,000 and $728,000 at June 30, 1999 and
            December 31 1998, respectively                      15,327,640
         Affiliate                                                       -
     Costs and estimated earnings in excess of billings
       on uncompleted construction contracts                       393,569
     Equipment held for sale                                     4,511,318
     Parts and work-in-process inventory                         3,537,434
     Prepaid expenses and other                                    457,567
                                                           ---------------
                  Total current assets                          28,111,745
                                                           ---------------
RENTAL EQUIPMENT:
     Cost                                                      133,262,706
     Less - Accumulated depreciation                           (51,481,749)
                                                           ---------------
                                                                81,780,957
                                                           ---------------
PROPERTY AND EQUIPMENT:
     Land and improvements                                       2,679,012
     Buildings and improvements                                  7,185,720
     Machinery and equipment                                    18,956,099
     Furniture and fixtures                                        864,491
                                                           ---------------
                                                                29,685,322
     Less- Accumulated depreciation                            (14,836,475)
                                                           ---------------
                                                                14,848,847
                                                           ---------------
OTHER ASSETS:
     Cash surrender value-Officers' life insurance, net
       (face value of approximately $2,500,000)                  2,708,147
     Goodwill, net of accumulated amortization of $92,810
       and $23,203 at June 30, 1999 and December 31,
       1998, respectively                                        1,995,425
     Development properties and other                            6,299,654
                                                           ---------------
                                                                11,003,226
                                                           ---------------
                                                           $   135,744,775
                                                           ===============

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
CURRENT LIABILITIES:
     Current portion of long-term debt                     $    10,338,656
     Notes payable, equipment held for sale, non-interest
       bearing to 2% over prime                                          -
     Accounts payable                                            3,317,608
     Billings in excess of costs and estimated earnings
       on uncompleted construction contracts                     1,252,852
     Accrued liabilities:
         Interest                                                  541,497
         Wages and benefits                                      1,540,189
         Taxes, other than income                                1,334,618
         Other                                                     617,793
     Accrued distributions to stockholders (Note 3)                      -
                                                            --------------
                  Total current liabilities                     18,943,213
                                                            --------------

LONG-TERM DEBT, net of current portion                          62,436,966
                                                            --------------
OTHER LIABILITIES                                                1,729,458
                                                            --------------
DEFERRED INCOME TAXES (Note 3)                                   2,775,212
                                                            --------------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY (Notes 1 and 3):
     Common stock and member units, stated at                    1,073,590
     Paid-in capital                                               160,627
     Retained earnings                                          47,652,297
     Accumulated other comprehensive income                        973,412
                                                            --------------
                  Total stockholders' equity                    49,859,926
                                                            --------------
                                                            $  135,744,775
                                                            ==============

The accompanying notes to combined financial statements are an integral part of these balance sheets.

        Carlisle Construction Co., Inc. and Carlisle Investments, Inc.


                         Combined Statements of Income

            For the Six Month Periods Ended June 30, 1999 and 1998

                                  (UNAUDITED)

                                                                              For the Six Months Ended
                                                                                      June 30,
                                                                           -----------------------------
                                                                               1999             1998
                                                                           -----------       -----------
REVENUES:
     Equipment rentals                                                     $29,674,512       $19,937,525
     Equipment sales                                                         6,499,172        13,067,519
     Parts and service                                                       4,436,778         4,385,599
     Construction contracts                                                  8,970,516         4,204,312
                                                                           -----------       -----------
                  Total revenues                                            49,580,978        41,594,955
                                                                           -----------       -----------
DIRECT COSTS:
     Equipment rentals                                                      12,038,976         7,492,901
     Cost of equipment sold                                                  4,571,001        10,108,502
     Cost of parts and services                                              3,776,258         3,939,845
     Construction contracts                                                  6,240,039         3,600,391
     Depreciation                                                            7,139,993         6,070,023
                                                                           -----------       -----------
                  Total direct costs                                        33,766,267        31,211,662
                                                                           -----------       -----------
GROSS PROFIT                                                                15,814,711        10,383,293

OPERATING, GENERAL AND ADMINISTRATIVE EXPENSES                               5,750,804         5,324,141
LOSS FROM DEVELOPMENT ACTIVITIES                                                26,654         1,717,762
                                                                           -----------       -----------
                  Income from operations                                    10,037,253         3,341,390
OTHER INCOME (EXPENSE):
     Interest expense                                                       (2,596,456)       (2,496,319)
     Interest income                                                            62,453           135,190
     Other, net                                                                 20,371           102,615
                                                                           -----------       -----------

                  Net income (Note 3)                                      $ 7,523,621       $ 1,082,876
                                                                           ===========       ===========

           The accompanying notes to combined financial statements are an integral part of these statements.

        Carlisle Construction Co., Inc. and Carlisle Investments, Inc.


                       Combined Statements of Cash Flows

            For the Six Month Periods Ended June 30, 1999 and 1998

                                  (UNAUDITED)

                                                                                     For the Six Months Ended
                                                                                             June 30,
                                                                              ------------------------------------
                                                                                     1999               1998
                                                                              ---------------       --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                                  $    7,523,621      $    1,082,876
   Non-cash items included in net income-
      Depreciation and amortization                                                 7,379,892           6,082,576
      Deferred income taxes                                                                 -             (21,000)
                                                                              ---------------      --------------
               Cash flows provided by operations                                   14,903,513           7,144,452
      Net decrease (increase) in certain components of working capital             (1,553,679)         (1,648,529)
      Net increase in other liabilities                                               142,777               8,210
                                                                              ---------------     ---------------
               Net cash provided by operating activities                           13,492,611           5,504,133
                                                                              ---------------     ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Additions to property and equipment                                             (8,808,997)        (13,570,914)
   Sales/retirements of property and equipment, net                                 1,631,271           3,269,242
   Sales (purchases) of equipment held for sale, net                                  (22,119)           (341,941)
   Additions to development properties                                                (32,000)         (2,563,620)
   Increase in other assets, net                                                     (272,150)           (187,454)
                                                                               --------------      --------------
               Net cash used in investing activities                               (7,503,995)        (13,394,687)
                                                                               --------------      --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from debt obligations                                                   2,582,750          13,254,470
   Payments of debt obligations                                                    (7,407,970)         (5,864,437)
   Net borrowing/payments of notes payable, equipment held for sale                  (619,437)            329,930
   Capital contribution                                                                     -               1,000
   Distributions to stockholders                                                   (1,622,003)           (746,180)
                                                                               --------------      --------------
               Net cash provided by financing activities                           (7,066,660)          6,974,783
                                                                               --------------      --------------
               Net increase (decrease) in cash                                     (1,078,044)           (915,771)

CASH, beginning of year                                                             1,308,469           4,855,206
                                                                               --------------      --------------
CASH, end of year                                                              $      230,425      $    3,939,435
                                                                               ==============      ==============

NET INCREASE (DECREASE) IN CERTAIN COMPONENTS OF
 WORKING CAPITAL:
   Marketable securities                                                       $      422,257      $      104,943
   Receivables                                                                        526,894             195,949
   Costs and estimated earnings in excess of billings on uncompleted
     construction contracts                                                            24,592            (124,652)
   Parts and work-in-process inventory                                               (517,709)            685,764
   Prepaid expenses and other                                                        (298,474)            147,902
   Accounts payable                                                                  (296,817)         (1,698,921)
   Billings in excess of costs and estimated earnings on uncompleted
     construction contracts                                                           141,947            (810,736)
   Accrued liabilities                                                              1,550,989           3,148,280
                                                                               --------------      --------------
               Net increase (decrease) in certain components of working        $    1,553,679      $    1,648,529
                 capital                                                       ==============     ===============

SUPPLEMENTAL DISCLOSURES:
Cash payments for taxes, net                                                   $            -      $       10,500
                                                                               ==============     ===============
Cash payments for interest                                                     $    2,548,605      $    2,496,278
                                                                               ==============     ===============


           The accompanying notes to combined financial statements are an integral part of these statements.

        Carlisle Construction Co., Inc. and Carlisle Investments, Inc.


                    Notes to Combined Financial Statements

            For the Six Month Periods Ended June 30, 1999 and 1998
                                  (UNAUDITED)




(1)  Basis of Presentation-
     ---------------------

     In March 1996, in contemplation of an S-Corporation election (Note 3), Carlisle Enterprises, Inc. (Enterprises) was merged into its wholly-owned subsidiary, Carlisle Construction Co., Inc. (Construction). Concurrent with this merger, Carlisle Investments, Inc. (Investments), an S-Corporation controlled by the majority shareholder of Enterprises, was formed along with five limited liability companies (LLC's). The LLC's are owned 99% by Construction and 1% by Investments. The five preexisting subsidiaries of Enterprises were then merged into their respective newly formed LLC's. As a result of the formation of Investments and the related reorganization, Investments and Construction own and control all companies which prior to March 31, 1996 were wholly-owned subsidiaries of Enterprises. The reorganization did not result in any changes to the preexisting carrying values of the enterprise's net assets, liabilities and equity.



(2)  Summary of Significant Accounting Policies-
     ------------------------------------------

     (a)  Principles of Combination--The accompanying financial statements
          -------------------------
          include the combined results of Construction and Investments (the Company). All significant intercompany transactions and balances have been eliminated in the accompanying financial statements.

     (b)  Business Activities--The Company is principally engaged in the rental,
          -------------------
          sales and service of construction equipment, the transportation of bulk cargo within inland rivers as well as contracting for excavation, demolition and certain other construction work. The Company conducts business primarily with other companies associated with or involved in the construction, energy and transportation industries. Terms of sale with these customers are generally on open account and unsecured.

     (c)  Percentage-of-Completion Method of Accounting for Construction
          --------------------------------------------------------------
          Contracts--The Company recognizes revenues under long-term excavation
          ---------
          and construction contracts using the percentage-of-completion method for financial reporting purposes. The percentage-of-completion is determined by relating costs incurred on work performed to the total estimated contract costs. As some contracts extend over one or more years, revisions in estimates during the course of the work are reflected in the accounting period in which the facts which require the revision become known. At the time a loss on a contract becomes known, the entire amount of the estimated loss is recognized.

          Operating expenses are charged to expense as incurred.

     (d)  Property and Equipment--The Company provides for depreciation of its
          ----------------------
          property and equipment using the straight-line method for financial reporting purposes.

          The estimated lives of the various classes of assets are as follows:

                                                                     Years
                                                                     -----

                  Land improvements                                 15 to 30
                  Buildings and improvements                         2 to 40
                  Construction equipment:
                        Cranes and hoists                            8 to 22
                        Excavation equipment and other               4 to  5
                  River equipment                                    4 to 20
                  Furniture and fixtures                             4 to  8

          Expenditures for repairs and maintenance of property and equipment are charged to expense as incurred.

     (e)  Equipment Held for Sale--New and used equipment held for sale is
          -----------------------
          recorded at cost (net of applicable depreciation, if any) which is less than the market value of the equipment. The components of equipment held for sale at June 30, 1999 are as follows:


                                                   June 30, 1999
                                                   -------------

          Cost                                      $ 6,769,034
          Accumulated depreciation                   (2,257,716)
                                                    ------------
                                                    $ 4,511,318
                                                    ============

     (f)  Parts and Work-in-Process Inventory--Parts inventories are stated at
          -----------------------------------
          first in first out costs which are less than market.

     (g)  Goodwill--Amortization of goodwill is determined using the
          --------
          straight-line method over an estimated life of 15 years.

     (h)  Advertising--The Company expenses advertising costs as incurred.
          -----------

     (i)  Use of Estimates--The preparation of financial statements in
          ----------------
          conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (j)  Like-Kind Exchange--Commencing in 1996, the Company initiated a
          ------------------
          program to sell/exchange assets through the utilization of a third party intermediary. Gains resulting from these transactions are recognized for financial reporting purposes only.

     (k)  Cash--Cash includes operating cash, money market and common bank
          ----
          accounts.

     (l)  Marketable Securities--Marketable securities consist primarily of
          ---------------------
          domestic equity securities. The Company classifies all marketable securities as available for sale. Accordingly, these securities are recorded at market value as determined by published yearend market quotes and unrealized holding gains and losses are included as a separate component of stockholders' equity until realized. Realized gains and losses are included in earnings upon the sale of a marketable security and are calculated based upon the proceeds received less the original cost.

     (m)  Litigation--The Company is subject to various claims, lawsuits, and
          ----------
          administrative proceedings arising in the ordinary course of business. The Company believes that any liability that may be finally determined will not have a material effect on its financial position or results of operations.

     (n)  New Accounting Pronouncements--In 1998, the Company adopted Statement
          -----------------------------
          of Financial Accounting Standards No. 130, "Reporting Comprehensive Income", which established standards for reporting and displaying comprehensive income and its components in a financial statement that is displayed with the same prominence as other financial statements. The Company has chosen to disclose comprehensive income, which encompasses net income and unrealized appreciation on marketable securities, in the combined statements of stockholders' equity.

          In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS 133). This statement established accounting and reporting standards requiring that every derivative instrument (including certain derivative instruments imbedded in other contracts) be recorded on the balance sheet as either an asset or liability measured at its fair value. This statement requires that changes in the derivative's fair value be recognized currently in earnings unless specific hedge accounting criteria are met. SFAS 133 is effective for fiscal years beginning after June 15, 1999. Upon adoption of this statement, the Company anticipates no impact on its reported consolidated financial position, results of operations, cash flows or related discourses.

     (o)  Reclassifications--Certain reclassifications have been made to the
          -----------------
          prior years' financial statements to conform with the 1998 presentation.

     (p)  Interim Financial Statements--The accompanying interim financial
          ----------------------------
          statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, certain information and footnotes required by generally accepted accounting principles for complete financial statements have been omitted.

          The information contained herein reflect all normal and recurring adjustments which, in the opinion of management, are necessary for the six month periods ended June 30, 1999 and 1998.


(3)  Income Taxes-
     ------------

     Effective April 1, 1996, the Company elected for federal and state income tax purposes to include its taxable income with that of its stockholders (an S Corporation election). Accordingly, subsequent to March 31, 1996, net income reported annually by the Company does not include a provision for federal and state income tax which would otherwise be included in the determination of net income.

     The deferred income taxes reflected in the accompanying combined balance sheets represent estimated tax liabilities of the Company for certain potential asset disposals subsequent to March 31, 1996. Given the built in gains tax is applicable to certain asset disposals through March 31, 2006, revisions to the estimated tax liability will be reflected in the accounting period in which the facts which require the revision become known.

     Deferred taxes associated with the Company's operations result from, among others, different depreciation methods used for financial reporting and tax purposes as well as differences in the reporting of certain income and expense items. In the event that the S Corporation election is terminated, federal and state deferred tax liabilities applicable to these reporting differences would be reflected in the accompanying financial statements.


(4)  Development Activities-
     ----------------------

     During 1998 and 1997, the Company invested approximately $9,720,000 and $5,300,000, respectively, in a real estate development project in Northern Kentucky. In December 1998, the project, as originally designed, was abandoned.

     In conjunction with this project, the Company acquired certain land, rental properties, and other tangible development assets. The costs associated with these purchases are included at their estimated net realizable values in the "development properties and other" caption of the accompanying combined balance sheets as follows:


                                                                 June 30, 1999
                                                                 --------------
        Cost of properties available for rent, net                 $  5,648,210
        Cost of properties held for sale or development and
         other tangible development costs, net                          548,585
                                                                   ------------
                                                                   $  6,196,795
                                                                   ============

     For the periods ended June 30, 1999 and 1998, the Company expensed approximately $27,000 and $1,718,000, respectively, related to this development project. These expenses, which are included in loss from development activities in the accompanying combined statements of income, consist primarily of architectural, planning and design costs, a provision to establish asset impairment reserves against certain properties and other tangible development costs. Revisions to the valuation allowances, if any, will be recorded in the period in which the facts which require the revision become known.


(5)  Acquisition-
     -----------
     On November 4, 1998, the Company purchased certain assets and assumed certain liabilities of a crane and equipment leasing operation located in Indianapolis, Indiana. The acquisition was accounted for using the purchase method of accounting.

(6)  Segment Data-
     ------------

     The Company operates in four business segments consisting of construction equipment rentals and services, inland marine rentals and services, excavation contracting and equipment sales, parts and service. The following summarizes selected information relative to the Company's business segments (000's omitted):

                                                                              Equipment
                                                                            Sales, Parts
                           Construction        Marine        Excavation         and
                             Rentals           Rentals      Contracting       Service       Other/(1)/     Combined
                            ---------         --------     ------------       --------      ----------     --------
     Six Months
     ----------
     Ended June 30,
     --------------
     1999
     ----
     Revenues               $  30,579        $  2,257        $  10,142        $  17,015     $(10,412)      $ 49,581
     Gross profit               9,974             912            2,969            1,960            -         15,815
     Operating
      income                    6,927             641            2,240              229            -         10,037
     Assets                   124,536           4,217            6,276           28,923      (28,207)       135,745
     Capital
      expenditures              5,750               -                -            3,059            -          8,809
     Depreciation               4,034             162                3            2,941            -          7,140

    Six Months
    ----------
    Ended June 30,
    --------------
    1998
    ----
     Revenues               $  21,278        $  1,925        $   4,319        $  20,130     $ (6,057)      $ 41,595
     Gross profit               7,066             734              520            2,063            -         10,383
     Operating
      income                    2,796             364              (61)             242            -          3,341
     Assets                   109,750           4,303            3,417           30,891      (22,491)       125,870
     Capital
      expenditures              7,186             608                -            5,777            -         13,571
     Depreciation               3,400             171                2            2,497            -          6,070

     (1)  Represents the elimination of intercompany transactions and balances.


(7)  Subsequent Event-
     ----------------
     Effective as of July 1, 1999 the Company sold substantially all of its assets to Carlisle Equipment Group, L.P., a wholly-owned subsidiary of Anthony Crane Rental, L.P. for cash, a partnership interest and transfer of certain liabilities.